Exhibit 10.1
EXECUTION COPY

AMENDMENT NO. 1

Dated as of February 5, 2014

to

CREDIT AGREEMENT

Dated as of January 18, 2012

THIS AMENDMENT NO. 1 (“Amendment”) is made as of February 5, 2014 (the “Effective Date”) by and among Lexmark International, Inc., a Delaware corporation (the “Borrower”), Perceptive Software, LLC (the “Subsidiary Guarantor” and, together with the Borrower, the “Loan Parties”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of January 18, 2012 by and among the Borrower, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, reference is made to the Subsidiary Guaranty dated as of July 26, 2013 by and among the Subsidiary Guarantor, the other “Guarantors” party thereto from time to time and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Subsidiary Guaranty”);

WHEREAS, the Loan Parties have requested that certain modifications be made to the Credit Agreement and the Subsidiary Guaranty; and

WHEREAS, the Loan Parties, the Lenders party hereto and the Administrative Agent have agreed to extend the maturity of the credit facility evidenced by, and increase the commitments under, the Credit Agreement and make certain amendments to the Credit Agreement and the Subsidiary Guaranty on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower with respect to the Credit Agreement, the Subsidiary Guarantor with respect to the Subsidiary Guaranty,  the Lenders party hereto and the Administrative Agent hereby agree to the following amendments to the Credit Agreement and the Subsidiary Guaranty.

1. Amendments to Credit Agreement.  Effective as of the Amendment No. 1 Effective Date (as defined below), the Borrower, the Lenders and the Administrative Agent agree that the Credit Agreement is hereby amended as follows:

(a) Branch Banking & Trust Company is hereby designated as a Co-Documentation Agent under the Credit Agreement, and, accordingly, each of the cover page of the Credit Agreement and the introductory paragraph of the Credit Agreement is amended to make reference to Branch Banking & Trust Company as a Co-Documentation Agent.

(b) The definition of “Aggregate Commitment” set forth in Section 1.01 of the Credit Agreement is amended to amend and restate the final sentence thereof to read as “As of the Amendment No. 1 Effective Date, the Aggregate Commitment is $500,000,000.”

(c) The definition of “Agreed Currencies” set forth in Section 1.01 of the Credit Agreement is amended to amend and restate clause (v) thereof in its entirety to read as “(v) any other Foreign Currency (x) that is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars, (y) for which a LIBOR Screen Rate is available in the Administrative Agent’s determination and (z) that is agreed to by the Administrative Agent and each of the Lenders”.

(d) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is amended to amend and restate clause (iii) thereof in its entirety to read as follows:

(iii) notwithstanding the foregoing, Pricing Level II shall be deemed to be applicable as of the Amendment No. 1 Effective Date and until the Administrative Agent’s receipt of the applicable Financials for the Borrower’s fiscal year ending on or about December 31, 2013 and adjustments to the Pricing Level then in effect shall thereafter be effected in accordance with the terms of this definition;

(e) The definition of “Change in Law” set forth in Section 1.01 of the Credit Agreement is amended to add the phrase “, implementation” immediately following the phrase “administration, interpretation” appearing therein.

(f) The definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is amended to amend and restate the final sentence thereof to read as “As of the Amendment No. 1 Effective Date, the aggregate amount of the Lenders’ Commitments is $500,000,000.”

(g) The definition of “Co-Documentation Agent” set forth in Section 1.01 of the Credit Agreement is amended to delete the phrase “each of SunTrust Bank and The Bank of Tokyo-Mitsubishi UFJ, Ltd” appearing therein and replace such phrase with “each of SunTrust Bank, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Branch Banking & Trust Company”.

(h) The definition of “Equivalent Amount” set forth in Section 1.01 of the Credit Agreement is amended to add the phrase “at 11:00 a.m., London time,” immediately following the phrase “for such other currency” appearing therein.

(i) The definition of “Interest Period” set forth in Section 1.01 of the Credit Agreement is amended to delete the phrase “or fourteen days” appearing therein.

(j) The definition of “Obligations” set forth in Section 1.01 of the Credit Agreement is amended to add the proviso “; provided that the definition of “Obligations” shall not create or include any Guarantee by any Loan Party of any Excluded Swap Obligations of such Loan Party for purposes of determining any Obligations of any Loan Party” to the end thereof.

(k) The definition of “Statutory Reserve Rate” set forth in Section 1.01 of the Credit Agreement is amended to (i) delete the phrase “Financial Services Authority” appearing therein and to replace such phrase with “Financial Conduct Authority, the Prudential Regulation Authority,” and (ii) delete the phrase “, in the case of Dollar denominated Loans,” appearing therein.

(l) Section 1.01 of the Credit Agreement is amended to (i) delete the definition of

“Mandatory Cost” appearing therein and (ii) add the following definitions thereto in the proper alphabetical order and, where applicable, replace the corresponding previously existing definitions:

“Adjusted LIBO Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Amendment No. 1 Effective Date” means February 5, 2014.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“COF Rate” has the meaning assigned to such term in Section 2.14(a).

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the United States Securities and Exchange Commission.

“Excluded Swap Obligation” means, with respect to any Loan Party, any Specified Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of such Specified Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an ECP at the time the Guarantee of such Loan Party becomes effective with respect to such Specified Swap Obligation.  If a Specified Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Specified Swap Obligation that is attributable to swaps for which such Guarantee is or becomes illegal.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.

“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBOR Screen Rate for the longest period (for which the LIBOR Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period and (b) the LIBOR Screen Rate for the shortest period (for which the LIBOR

Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, at such time.

“LIBO Rate” means, with respect to any Eurocurrency Borrowing denominated in any Agreed Currency and for any applicable Interest Period, the London interbank offered rate administered by the British Bankers Association (or any other Person that takes over the administration of such rate) for such Agreed Currency for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion (in each case the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, on the Quotation Day for such Agreed Currency and Interest Period; provided that, if the LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, that if a LIBOR Screen Rate shall not be available at such time for such Interest Period (the “Impacted Interest Period”), then the LIBO Rate for such currency and such Interest Period shall be the Interpolated Rate; provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.  It is understood and agreed that all of the terms and conditions of this definition of “LIBO Rate” shall be subject to Section 2.14.

“LIBOR Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Maturity Date” means February 5, 2019.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Quotation Day” means, with respect to any Eurocurrency Borrowing for any Interest Period, (i) if the currency is British Pounds Sterling, the first day of such Interest Period, (ii) if the currency is euro, the day that is two (2) TARGET2 Days before the first day of such Interest Period, and (iii) for any other currency, two (2) Business Days prior to the commencement of such Interest Period (unless, in each case, market practice differs in the relevant market where the LIBO Rate for such currency is to be determined, in which case the Quotation Day will be determined by the Administrative Agent in accordance with market practice in such market (and if quotations would normally be given on more than one day, then the Quotation Day will be the last of those days)).

“Reference Bank Rate” means the arithmetic mean of the rates (rounded upwards to four decimal places) supplied to the Administrative Agent at its request by the Reference Banks (as the case may be) as of the applicable time on the Quotation Day for Loans in the applicable currency and the applicable Interest Period as the rate at which the relevant Reference Bank could borrow funds in the London (or other applicable) interbank market in the relevant currency and for the relevant period, were it to do so by asking for and then accepting interbank offers in reasonable market size in that currency and for that period.

“Reference Banks” means the principal London (or other applicable) offices of JPMorgan Chase Bank, N.A. and such other banks as may be appointed by the Administrative Agent in consultation with the Borrower and as agreed to by such bank.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions in which such Sanctions apply to all Persons in such country or territory (for example, Cuba), as opposed to Sanctions applicable to Persons listed on any Sanctions-related list.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“Specified Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder.

“TARGET2 Day” means a day that TARGET2 is open for the settlement of payments in euro.

(m) Section 2.06(a) of the Credit Agreement is amended to add the following sentence to the end thereof:

The Borrower unconditionally and irrevocably agrees that, in connection with any Letter of Credit issued for the support of any Subsidiary’s obligations as provided in the first sentence of this paragraph, the Borrower will be fully responsible for the reimbursement of LC Disbursements in accordance with, and subject to, the terms hereof, the payment of interest thereon and the payment of fees due under Section 2.12(b) to the same extent as if it were the sole account party in respect of such Letter of Credit (the Borrower hereby irrevocably waiving any defenses that might otherwise be available to it as a guarantor or surety of the obligations of such a Subsidiary that is an account party in respect of any such Letter of Credit).

(n) Section 2.06(f) of the Credit Agreement is amended to delete the phrase “as opposed to consequential damages” appearing in the second sentence thereof and replace such phrase with “as opposed to special, indirect, consequential or punitive damages”.

(o) Section 2.12(a) of the Credit Agreement is amended to add the parenthetical “(as set forth in the definition of “Applicable Rate”)” immediately following the phrase “at the Commitment Fee Rate” appearing therein.

(p) Section 2.14 is amended to (i) change clauses (a) and (b) thereof to new clauses (b)(i) and (b)(ii) thereof and (ii) add the following as a new clause (a) thereof:

(a) If at the time that the Administrative Agent shall seek to determine the LIBOR Screen Rate on the Quotation Day for any Interest Period for a Eurocurrency Borrowing, the LIBOR Screen Rate shall not be available for such Interest Period and/or for the applicable currency with respect to such Eurocurrency Borrowing for any reason, and the Administrative Agent shall reasonably determine that it is not possible to determine the Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error), then the LIBO Rate for such Interest Period for such Eurocurrency Borrowing shall be the Reference Bank Rate; provided that if the Reference Bank Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, however, that if less than two (2) Reference Banks shall supply a rate to the Administrative Agent for purposes of determining the LIBO Rate for such Eurocurrency Borrowing, (i) if such Borrowing shall be requested in Dollars, then such Borrowing shall be made as an ABR Borrowing at the Alternate Base Rate and (ii) if such Borrowing shall be requested in any Foreign Currency, the LIBO Rate shall be equal to the cost to each Lender to fund its pro rata share of such Eurocurrency Borrowing (from whatever source and using whatever methodologies as such Lender may select in its reasonable discretion, such rate, the “COF Rate”).

(q) Section 2.14(b) of the Credit Agreement is amended to (i) add the phrase “and binding” immediately following the phrase “shall be conclusive” appearing in clause (i) thereof, (ii) delete the phrase “such Interest Period” appearing in clause (i) thereof and replace such phrase with “a Loan in the applicable currency or for the applicable Interest Period”, (iii) delete the phrase “as applicable, for such Interest Period” appearing in clause (ii) thereof and replace such phrase with “as applicable, for a Loan in the applicable currency or for the applicable Interest Period” and (iv) amend and restate the last paragraph thereof to read as follows:

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing in the applicable currency or for the applicable Interest Period, as the case may be, shall be ineffective, (B) if any Borrowing Request requests a Eurocurrency Borrowing in Dollars, such Borrowing shall be made as an ABR Borrowing and (C) if any Borrowing Request requests a Eurocurrency Borrowing denominated in a Foreign Currency, then the LIBO Rate for such Eurocurrency Borrowing shall be the COF Rate); provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

(r) Section 2.15 of the Credit Agreement is amended to (i) delete the phrase “special deposit or similar requirement” appearing in clause (a)(i) thereof and replace such phrase with “special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment)”, (ii) delete the word “Eurocurrency” appearing in clause (a)(ii) thereof, (iii) add the phrase “or liquidity” immediately following the phrase “regarding capital” appearing in clause (b) thereof and (iv) add the phrase “and liquidity” immediately following the phrase “capital adequacy” appearing in clause (b) thereof.

(s) Section 2.20 of the Credit Agreement is amended to delete the amount “$500,000,000” appearing therein and to replace such amount with “$650,000,000”.

(t) Article III of the Credit Agreement is amended to add the following as a new

Section 3.14 thereto:

SECTION 3.14.  Anti-Corruption Laws and Sanctions.  The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance in all material respects by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions except in any such case where non-compliance could not reasonably be excepted to have a Material Adverse Effect.  None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.  No Borrowing or Letter of Credit, use of proceeds or other Transactions will violate Anti-Corruption Laws or applicable Sanctions.

(u) Section 5.07 of the Credit Agreement is amended to (i) add the phrase “; Anti-Corruption Laws and Sanctions” to the title thereof and (ii) add the sentence “The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance in all material respects by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.” to the end thereof.

(v) Section 5.08 of the Credit Agreement is amended to add “The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country in violation of any Sanctions applicable to any party hereto or (iii) in any manner that would result in the violation of  any Sanctions applicable to any party hereto.” as a new sentence at the end thereof.

(w) Section 9.01(a) of the Credit Agreement is amended to (i) delete the address “125 London Wall, London EC2Y 5AJ” appearing therein and replace such address with “25 Bank Street, Canary Wharf, London E14 5JP”, (ii) delete the reference to “, and in each case with a copy to JPMorgan Chase Bank, N.A., 10 South Dearborn Street, 9th Floor, Chicago, Illinois 60603, Attention of Roman Walczak (Telecopy No. (312) 325-3238)” and (iii) delete each reference to “Margaret Seweryn” appearing therein and replace each such reference with “Teresita Siao”.

(x) Section 9.04(c) of the Credit Agreement is amended to delete the phrase “as an agent of the Borrower” appearing in clause (ii) thereof and replace such phrase with “as a non-fiduciary agent of the Borrower”.

(y) Section 9.09(b) of the Credit Agreement is amended to (i) delete the word “nonexclusive” appearing therein and to replace such word with “exclusive”, (ii) add the phrase “, Borough of Manhattan,” immediately following the phrase “New York County” appearing therein and (iii) delete the phrase “of the Southern District” appearing therein and to replace such phrase with “for the Southern District”.

(z) Section 9.09(c) of the Credit Agreement is amended to add the phrase “described in Section 9.09(b) above” immediately following the phrase “any New York state or Federal court” appearing therein.

(aa) Schedule 2.01 to the Credit Agreement is amended and restated in the form of Schedule 2.01 attached hereto.

(bb) Schedule 2.02 to the Credit Agreement is deleted in its entirety.

2. Amendments to Subsidiary Guaranty and Exhibit C of the Credit Agreement.  Effective as of the Amendment No. 1 Effective Date, the parties hereto agree that each of the Subsidiary Guaranty and Exhibit C to the Credit Agreement is hereby amended as follows:

(a) Section 3 of the Subsidiary Guaranty and Section 3 of Exhibit C to the Credit Agreement are each amended to add the parenthetical “(provided, however, that the definition of “Guaranteed Obligations” shall not create any guarantee by any Guarantor of any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor)” immediately following the phrase ““Guaranteed Obligations”” appearing therein.

(b) Section 16 of the Subsidiary Guaranty and Section 16 of Exhibit C to the Credit Agreement are each amended to (i) delete the word “nonexclusive” appearing therein and to replace such word with “exclusive”, (ii) add the phrase “, Borough of Manhattan,” immediately following the phrase “New York County” appearing therein and (iii) delete the phrase “of the Southern District” appearing therein and to replace such phrase with “for the Southern District”.

(c) Each of the Subsidiary Guaranty and Exhibit C to the Credit Agreement are amended to add the following as a new Section 27 thereof:

SECTION 27.  Keepwell.  Each Qualified ECP Guarantor (as defined below) hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of such other Guarantor’s obligations under this Guaranty in respect of Specified Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 27 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 27 or otherwise under this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section 27 shall remain in full force and effect until a discharge of such Qualified ECP Guarantor’s Guaranteed Obligations in accordance with the terms hereof and the other Loan Documents.  Each Qualified ECP Guarantor intends that this Section 27 constitute, and this Section 27 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.  As used herein, “Qualified ECP Guarantor” means, in respect of any Specified Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee becomes or would become effective with respect to such Specified Swap Obligation or such other Person as constitutes an ECP and can cause another Person to qualify as an ECP at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

3. Conditions of Effectiveness.  The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Subsidiary Guarantor, the Lenders, the Issuing Bank, the Swingline Lender and the Administrative Agent.

(b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of Thompson Hine LLP, counsel for the Loan Parties, in form and substance satisfactory to the Administrative Agent and its counsel.

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request reasonably in advance of the Amendment No. 1 Effective Date relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment, the Transactions and any other legal matters relating to the Borrower, the Loan Documents, this Amendment or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d) The Administrative Agent shall have received a certificate, dated the Amendment No. 1 Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming that, as of the Amendment No. 1 Effective Date, (i) the representations and warranties of the Borrower set forth in the Credit Agreement (as amended by this Amendment) are true and correct, except to the extent such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties were true and correct on and as of such earlier date, and (ii) no Default has occurred or is continuing.

(e) The Administrative Agent shall have received, for the account of each Lender party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the amount previously disclosed to the Lenders.

(f) The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

(g) The Administrative Agent shall have made such reallocations of each Lender’s Applicable Percentage of the total Revolving Credit Exposures under the Credit Agreement as are necessary in order that the total Revolving Credit Exposures with respect to such Lender reflects such Lender’s Applicable Percentage of the total Revolving Credit Exposures under the Credit Agreement, as amended hereby.  The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender, if any, in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in this Section 5(g), in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

4. Representations and Warranties of the Loan Parties.  Each Loan Party hereby represents and warrants as follows:

(a) This Amendment and the other Loan Documents to which such Loan Party is a party (any such Loan Document as modified hereby) constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties were true and correct on and as of such earlier date.

5. Reference to and Effect on the Credit Agreement and the Subsidiary Guaranty.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement and the Subsidiary Guaranty in the Credit Agreement, the Subsidiary Guaranty or any other Loan Document shall mean and be a reference to the Credit Agreement and the Subsidiary Guaranty, as the case may be, as amended hereby.

(b) Except as specifically amended above, the Credit Agreement, the Subsidiary Guaranty and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Subsidiary Guaranty or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment shall be a Loan Document.

6. Consent and Reaffirmation.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement (as amended hereby), the Subsidiary Guaranty (as amended hereby) and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement (as amended hereby), the Subsidiary Guaranty (as amended hereby) and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

7. Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

LEXMARK INTERNATIONAL, INC.,
as the Borrower

By: /s/ Bruce J. Frost
Name: Bruce J. Frost
Title: Treasurer

PERCEPTIVE SOFTWARE, LLC,
as the Subsidiary Guarantor

By: /s/ Bruce J. Frost
Name: Bruce J. Frost
Title: Treasurer

Signature Page to Amendment No. 1 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Issuing Bank, as the Swingline Lender and as Administrative Agent

By: /s/ Dana J. Moran
Name: Dana J. Moran
Title: Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

Name of Lender:

CITIBANK, N.A.

By: /s/Carolyn Lee
Name: Carolyn Lee
Title: Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

Name of Lender:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By: /s/ Lillian Kim
Name: Lillian Kim
Title: Director

Signature Page to Amendment No. 1 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

Name of Lender:

BRANCH BANKING & TRUST COMPANY

By: /s/ Ryan T. Hamilton
Name: Ryan T. Hamilton
Title: AVP

Signature Page to Amendment No. 1 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

Name of Lender:

SUNTRUST BANK

By: /s/ Henry J. Spark
Name: Henry J. Spark
Title: Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

Name of Lender:

THE BANK OF NOVA SCOTIA

By: /s/ Christopher Usas
Name: Christopher Usas
Title: Director

Signature Page to Amendment No. 1 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

Name of Lender:

FIFTH THIRD BANK

By: /s/ Michael J. Schaltz, Jr.
Name: Michael J. Schaltz, Jr.
Title: Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

Name of Lender:

THE NORTHERN TRUST COMPANY

By: /s/ Mortuza Ziauddin
Name: Mortuza Ziauddin
Title: 2nd Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

Name of Lender:

BANK OF AMERICA, N.A.

By: /s/ Thuy Bui
Name: Thuy Bui
Title: Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of January 18, 2012
Lexmark International, Inc.

SCHEDULE 2.01

COMMITMENTS

LENDER	COMMITMENT

JPMORGAN CHASE BANK, N.A.	$85,000,000

CITIBANK, N.A.	$85,000,000

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$65,000,000

BRANCH BANKING & TRUST COMPANY	$65,000,000

SUNTRUST BANK	$65,000,000

THE BANK OF NOVA SCOTIA	$40,000,000

FIFTH THIRD BANK	$32,500,000

THE NORTHERN TRUST COMPANY	$32,500,000

BANK OF AMERICA, N.A.	$30,000,000

AGGREGATE COMMITMENT	$500,000,000